Colmena Corp.
                      A publicly held Delaware corporation

Dear Colmena Stockholders:

     This notice is being sent to stockholders who (1) have the same address and the same last name, or (2) we believe are members of the same family at the same address.

     SEC rules permit us to save the cost of sending duplicate copies of required materials to you if you meet the above definition, and if you consent to the sending of a single copy. This is called "householding" the documents. A reply form is provided below for the purpose of consenting or objecting to householding.

     Also, we are permitted to apply the rule, and send you only one copy of required documents, if you have given "implied consent." That means that if we give you notice of our intent to "household" documents and you do not object, we may assume you consent and may send you only one copy of the documents.

     Please consider this letter to be notice of our intent to "household" documents to all the stockholders at your address.

     As an additional cost-saving measure, we would like to be able to send you required materials and other appropriate materials relating to our Company by electronic mail, provided we have your consent. You may use the reply form below for this purpose as well.

===============================================================================

                                   REPLY FORM
               to notice of "housholding" dated November 19, 2001

[ ] Yes, I consent to the sending of only one copy of required materials for the use of all stockholders at my address.

[ ] Yes, I consent that, in lieu of sending paper copies of required materials, copies may be sent to me by electronic mail.

[ ] Yes, I consent to the sending of other Company materials by electronic mail.

[ ] No, I do not consent to the sending of only one copy of required materials to all stockholders at my address, and request that one copy per stockholder continue to be sent.

[ ] No, I do not consent to copies of required materials being sent to me by electronic mail.

[ ] No, I do not consent to the sending other Company materials by electronic email.


Date:           _________________________

Signature:      ______________________________________

Printed name:   ______________________________________

Address:        ______________________________________



E-mail:         ______________________________________

                                 Colmena Corp.
                      A publicly held Delaware corporation
                              (Stock Symbol "CLME")
                               www.colmenacorp.com



Edward C. Dmytryk                            ADMINISTRATIVE & EXECUTIVE OFFICES
President & Chief Executive Officer            1941 Southeast 51st Terrace;
                                                  Ocala, Florida 34471
Anthony Q. Joffe                      Telephone(352) 694-6661; Fax(352) 694-1325
Chairman of the Board                      e-mail,Vanessa@yankeecompanies.com

Vanessa H. Lindsey                                 Crystal Corporate Center
Vice President, Secretary,                         2500 North Military Trail,
& Chief Administrative Officer           Suite 225-D; Boca  Raton, Florida 33431
                                                    Telephone (561) 998-3435;
Anthony Q. Joffe;  Lawrence R. Van Etten;             Fax (561) 998-4635
Vanessa H. Lindsey; Charles J. Champion, Jr;    e-mail charles@colmenacorp.com
Robert S. Gigliotti, Edward C. Dmytryk
        -----------------                             -----------------------
        Board of Directors                           Respond to Ocala address


November 19, 2001

Stockholders of Colmena Corp.

Dear Stockholders:

     As you know, our company has been virtually inactive since 1998, when the bankruptcy of our company's payment collection agency resulted in the loss of millions of dollars of income that we anticipated receiving, and led to the demise of all of our company's operating subsidiaries. It also led to the suspension of our ability to file required periodic reports with the Securities and Exchange Commission (the "Commission") and consequently, to the disqualification of our stock from trading on the over-the-counter, electronic bulletin board operated by the NASD (the "OTC Bulletin Board"), although our company's common stock has continued to trade on the Electronic Pink Sheets.

     With the help of The Yankee Companies, Inc., a Florida corporation that we retained as a strategic planning consultant ("Yankees"), including investments by Yankees in our company, we have again become current in our reporting obligations to the Commission and are applying for renewed trading privileges on the OTC Bulletin Board. We have also concluded negotiations with most of our creditors leading to the discharge of almost all of our company's liabilities, in exchange for shares of our common stock. While that has led to material dilution in your stockholdings, it avoided the necessity for filing a petition for protection under federal bankruptcy laws, which could have ended any potential benefits of stock ownership. Again with the assistance of Yankees, we are seeking new business opportunities and are developing a consulting business that we hope will prove beneficial to you.

     The enclosed report summarizes our efforts during the past several years on your behalf and our goals for the future of our company. While we cannot guarantee future performance, we learn from our mistakes and will use our best efforts to reward you for your continued confidence. During the coming year, we would like to increase your access to current information by e-mailing you copies of our periodic reports to the Commission and press releases, as soon as they are issued. In order to do that, we require your affirmative consent to receipt of corporate and securities reports in electronic format, and your current e-mail address. We request that you go to our company's Internet web-site at www.Colmenacorp.com and register such consent and your e-mail address with us. You are also welcome to call our Boca Raton offices at 561-998-2031, or write to us at Colmena Corp.; Crystal Corporate Center; 2500 North Military Trail, Suite 255; Boca Raton, Florida 34431. By permitting us to communicate with you in electronic format, you will save our company money on mailing and printing expenses, increasing our company's profit, which should have a positive impact on the price of our company's securities.

     With best wishes for the coming holidays and for a prosperous and happy new year, we are,

                              Very sincerely yours,

                                  Colmena Corp.

                            /s/Edward C. Dmytryk/s/
                                Edward C. Dmytryk
                                    President

                                 Colmena Corp.
                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                  Estimated average burden hours per response:


                            Schedule 14C Information
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           Check the appropriate box:

                      [x] Preliminary Information Statement

                [ ] Confidential, for Use of the Commission Only
                       [as permitted by Rule 14c-5(d)(2)]

                      [ ] Definitive Information Statement

                                  Colmena Corp.
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [x] No fee required.

    [ ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11 .


       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [ ]Fee paid previously with preliminary materials.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:
]

       Colmena Corp. Information Statement, Dated November 15, 2001 Page 1

                                 Colmena Corp.

                      A publicly held Delaware corporation



Notice of Annual Meeting of Stockholders to be Held January 4, 2002

     Notice is hereby given that the annual meeting of stockholders of Colmena Corp., a Delaware corporation (the "Annual Meeting of Stockholders" and "our Company," respectively) will be held at the Radisson Bridge Resort of Boca Raton located at 999 East Camino Real; Boca Raton, Florida 33432 at 9:00 a.m., on Friday, January 4, 2002, Eastern Standard Time, for the following purposes:

* To elect up to seven directors to hold office until the next annual meeting of our Company's stockholders and until their respective successors have been duly elected and qualified;

*    To ratify the appointment of independent accountants;

*    To  ratify  amendments  to  our  Company's   certificate  of  incorporation
     authorizing an increase in its authorized capital, a reverse stock split and a future change in name.

* To ratify the reactivation of our Company's corporate charter, which was inadvertently permitted to lapse but has been reinstated;

* To approve compensation for directors, officers and employees of our Company and its subsidiaries pursuant to the agreement to serve as a corporate director, attached as an exhibit hereto, or a plan providing for the issuance of non-qualified stock options or incentive stock options; and

* To transact any other business that may properly come before the Annual Meeting of Stockholders.

 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

     Admittance to the Annual Meeting of Stockholders will be limited to stockholders eligible to vote or their authorized representatives, as determined based on our Company's stock transfer records at the close of business on November 20, 2001. Beneficial owners holding shares through an intermediary such as a bank or broker will be admitted upon proof of ownership. This Information Statement is first being mailed to our Company's stockholders on or about December 3, 2001.

     Stockholders requiring directions can obtain them by contacting our Company at its main telephone number.

     By order of the board of directors

Dated:   November 19, 2001

                             /s/ Vanessa H. Lindsey
                               Vanessa H. Lindsey
                                    Secretary

                            Crystal Corporate Center
        2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431 Telephone (561) 998-2031 Fax (561) 998-4635 E-mail webmaster@colmenacorp.com



       Colmena Corp. Information Statement, Dated November 19, 2001 Page 2

                              INFORMATION STATEMENT

     This Information Statement is being mailed, beginning December 3, 2001, to owners of shares of our Company's common stock in connection with the 2001 Annual Meeting of Stockholders. The Date of this Information Statement is November 19, 2001.

 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

                                    CONTENTS

Item                                                                      Page
----
Contents                                                                     3
Available Information                                                        3
Caveat Pertaining to Forward Looking Statements                              3
Date, Time and Place of Meeting                                              4
Voting Procedures                                                            4
Description of Business                                                      5
Description of Property                                                      5
Legal Proceedings                                                            5
Market for Common Equity and Related Stockholder Matters                     5
Management's Discussion and Analysis or Plan of Operation                    5
Changes in and Disagreements with Accountants on Accounting
 and Financial Disclosure                                                    5
Audit Committee Report                                                       5
Financial Statements                                                         6
Executive Officers and Directors                                             6
Board of Directors                                                           6
Executive Compensation                                                       6
Voting Securities and Principal Holders Thereof                              6
Certain Relationships and Related Transactions                               6
Compliance with Section 16(a) of the Exchange Act                            6
Matters to Be Acted Upon at the Annual Meeting of Stockholders               7
         Election of Directors                                               7
         Ratification of Appointment of Independent Accountants             11
         Charter Amendments                                                 11
         Plans of Compensation                                              14
Interest of Certain Persons In or Opposition to Matters to be Acted Upon    16
Submission of Stockholder Proposals and Director Nominations                17
Other Business                                                              17
Exhibit: Form Agreement to Serve as Corporate Director                      18

                             AVAILABLE INFORMATION

     The public may read and copy any materials filed by our Company with the Commission at the Commission's Public Reference Room at 450 Fifth Street, Northwest, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding our Company and other issuers that file reports electronically with the Commission, at http://www.sec.gov. Our Company maintains a web site at http://www.colmenacorp.com. Any stockholder entitled to vote at the Annual Meeting of Stockholders may obtain copies of our Company's report on Form 10-KSB for the fiscal year ended September 30, 2001 (without exhibits) at no cost by writing to Colmena Corp., Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431, Vanessa H. Lindsey, Secretary. Exhibits will be provided if specifically required, subject to payment of the actual reasonable costs of copying, handling and transportation.

                CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Company is detailed from time to time in the Company's reports filed with the Commission. This report contains "forward looking statements"



       Colmena Corp. Information Statement, Dated November 19, 2001 Page 3 relating to our Company's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Information Statement that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond our Company's control. Should one or more of these risks or uncertainties materialize or should our Company's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

     The information in this Report is qualified in its entirety by reference to the entire Report; consequently, this Report must be read in its entirety. Information may not be considered or quoted out of context or without referencing other information contained in this Report necessary to make the information considered, not misleading.

                        DATE, TIME AND PLACE OF MEETING

     Our Annual Meeting of Stockholders will be held at the Radisson Bridge Resort of Boca Raton located at 999 East Camino Real; Boca Raton, Florida 33432 at 9:00 a.m., on Friday, January 4, 2002, Eastern Standard Time. Our Company's principal executive offices are located at Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431. Its main telephone number is (561) 998-2031, and its main fax number is (561) 998-4635. Our Company's e-mail address is webmaster@colmenacorp.com. Stockholders requiring directions can obtain them by contacting our Company at its main telephone number.

                               VOTING PROCEDURES

 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

     Your shares can only be voted at the Annual Meeting of Stockholders if you are present or represented by proxy. You may revoke any proxies granted at any time before it is voted, by written notice to the Corporate Secretary, by submission of a proxy bearing a later date, or by casting a ballot at the Annual Meeting of Stockholders.

Who Can Vote?

     Stockholders as of the close of business on November 20, 2001 are entitled to vote. On that day, approximately 20,000,000 shares of common stock will be outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting of Stockholders. A list of stockholders eligible to vote will be available at our Company's offices located at the Crystal Corporate Center; 2500 Military Trail, Suite 225-C; Boca Raton, Florida 33431, beginning November 19, 2001. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting of Stockholders.

How Do I Vote?

     By attending the Annual Meeting of Stockholders and voting in person, or granting a properly executed proxy to a third party. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. We Are Not Asking You for a Proxy and You Are Requested Not To Send Us a Proxy.

How Are Votes Counted?

     The Annual Meeting of Stockholders will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. "Broker non-votes" occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners by ten days before the Annual Meeting of Stockholders. In this event, the nominees may vote those shares only on matters deemed routine by the NASD, such as the election of directors and ratification of the appointment of independent accountants. On non-routine matters, nominees cannot vote and there is a so-called "broker non-vote" on that matter. Because proposals must be approved by a majority of the votes cast, broker non-votes and abstentions have no effect on a proposal's outcome. Because directors are elected by a plurality



       Colmena Corp. Information Statement, Dated November 19, 2001 Page 4 of the votes cast, votes withheld from some or all nominees for director could have an effect on the outcome of the election.

Who Will Count The Votes?

     Our Company's vice president, secretary and chief administrative officer, Vanessa H. Lindsey, will tally and certify the vote.

Is My Vote Confidential?

     The decision as to voting procedure will be determined by the stockholders at the Annual Meeting of Stockholders.

                             DESCRIPTION OF BUSINESS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the description of our business is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                             DESCRIPTION OF PROPERTY

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the description of our property is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                                LEGAL PROCEEDINGS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the description of our legal proceedings is incorporated by reference from our Annual Report to Stockholders on Form 10- KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, our description of the market for our common equity and related stockholder matters is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

           MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, our management's discussion and analysis and plan of operation is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, our discussion of changes in and disagreements with accountants on accounting and financial disclosure is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                             AUDIT COMMITTEE REPORT

     The members of our audit committee have jointly provided our board of directors with a letter stating that they have reviewed the Company's audited financial statements with management, discussed with the independent auditors the matters required to be discussed by SAS 61, as modified or supplemented, have received the written disclosures and the letter from the independent



       Colmena Corp. Information Statement, Dated November 19, 2001 Page 5 accountants required by Independence Standards Board Standard Number One and have discussed with the independent accountants the independent accountant's independence.

     Based upon this review and the discussions referred to above, the audit committee has recommended to our board of directors that the audited financial statements be included in the our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, and ratified its inclusion in the Form 10-KSB for the year ended September 30, 2001 filed with the Commission.

                              FINANCIAL STATEMENTS

     Our most current audited financial statements have been filed with the Commission as part of our report on Form 10-KSB for the year ended September 30, 2001 and are included in our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                        EXECUTIVE OFFICERS AND DIRECTORS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to our executive officers and directors is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                             EXECUTIVE COMPENSATION

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to executive compensation is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                               BOARD OF DIRECTORS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to our board of directors is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to our voting securities and principal holders thereof is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to certain relationships and related transactions is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, the information pertaining to compliance with Section 16(a) of the Exchange Act is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.






       Colmena Corp. Information Statement, Dated November 19, 2001 Page 6

         MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS

ELECTION OF DIRECTORS

     Our Company inadvertently failed to file its annual report with the State of Delaware, as a result of which it was administratively dissolved. On August 13, 2001, our Company was reinstated as a Delaware corporation in good standing; however, Section 312 of the Delaware General Corporation Law requires that a meeting of the Corporation's stockholders be called promptly after such reinstatement to elect a full board of directors.

     Our Company's board of directors currently consists of six members. The seven nominees named on the following pages have been recommended to the board of directors by The Yankee Companies, Inc., a Florida corporation that serves as our Company's strategic consultant ("Yankees") and whose members indirectly hold the largest block of our Company's common stock. The nominees include the six current directors and Mr. Guillermo Calvo-Garavito, the father, grandfather and father in-law, of beneficiaries of the Calvo Family Spendthrift Trust.

     Each nominee has consented to stand for election and has executed an agreement to serve as a member of our board of directors , if elected (a form of which is included as an exhibit to this Information Statement"), delineating his or her anticipated responsibilities and in certain cases, anticipated compensation (based on the proposed plan to be submitted to the stockholders at the Annual Meeting of Stockholders). Consequently, the board of directors does not anticipate that any nominee will be unavailable to serve. In the event that one or more of the nominees should become unavailable to serve at the time of the Annual Meeting of Stockholders, the stockholders may either elect fewer than seven directors or elect other currently unknown persons properly nominated at the meeting. The designation of substitute nominees by the board of directors is authorized in our Company's By-laws. If no substitute nominee(s) are designated, the size of the board of directors may be reduced or the vacancies may be subsequently filled by the board of directors. Director elections are determined by a plurality of the votes cast.

     In order to assure active participation in our Company's management by the members of our Company's board of directors, based on recommendations by Yankees, our board of directors has adopted:

* Amendments to our Company's certificate of incorporation, subject to stockholder ratification, providing for the automatic expiration of the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors, or three (3) consecutive meetings of any committee on which such director serves (see "Charter Amendments," below); and

* A directors compensation plan that includes compensation based on attendance at meetings of the board of directors and its committees, service on committees, and leadership roles in the committees of the board of directors (see "Plans of Compensation," below).

Director Nominees

     The following biographies provide a brief description of each nominee's principal occupation, business experience, age and directorships held in other public corporations as of November 19, 2001.

Anthony Q. Joffe, Director and Chairman

     Anthony Q. Joffe, age 59, has served as a member of our Company's board of directors since January 12, 1999. In March 1999, Mr. Joffe was elected as chairman of the board of directors, and in May 1999 he was elected as its president. He resigned as president and chief executive officer on May 14, 2001, but remains as chairman of the board and a director. Mr. Joffe holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts. Subsequent to his graduation, Mr. Joffe was employed as the Quality Control Manager for Cognitronics Corporation, a computer manufacturer, where he was responsible for overseeing the United States Air Force compliance testing program as well as normal day-to-day management. In 1967, Mr. Joffe was employed by General Electric as a production engineer in the insulating materials field. In 1970, Mr. Joffe was employed by King's Electronics, a RF coaxial connector manufacturer, where he was responsible for major accounts and guided the field sales force. In 1973, Mr. Joffe was one of the founders and vice-president of J.S. Love Associates, Inc., a commodity brokerage house no longer in operation (then headquartered in New York City). In 1976, Mr. Joffe formed and served as president and chief operating officer of London Futures, Ltd., a commodity broker with 275 employees in nine offices. London Futures, Ltd. was closed in 1979 and Mr. Joffe moved to Florida. From 1979 until 1986, Mr. Joffe was vice president of Gramco Holdings, Inc. (and its predecessor



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



companies), a firm that owned and operated a variety of companies. These companies included five cemeteries and funeral homes in Broward County, Florida, a 33-acre marina, a general contracting company, a boat title insurance underwriting firm, three restaurants, a real estate brokerage company, a mortgage brokerage company and a leasing company. His responsibilities included supervision of the day-to-day operations and new business development. From 1986 to 1991, Mr. Joffe served as consultant and/or principal to a variety of small businesses in the South Florida area. In 1989 he became president of Windy City Capital Corp., a small publicly traded, reported company that was originally formed as a "blind pool" for the express purpose of finding an acquisition candidate. Eventually, a reverse merger was consummated with a computer software company from Pennsylvania. Mr. Joffe then took the position of president of Rare Earth Metals, Inc. (and its predecessor companies), a small publicly traded company that purchased Spinecare, Inc., a medical clinic in New York. Spinecare changed its name to Americare Health Group and relocated its legal domicile to Delaware. Since March 1993, Mr. Joffe has performed consulting services for First Commodities, Inc., an Atlanta based commodities firm, and has been involved in fundraising for the Multiple Sclerosis Foundation. He also assisted Digital Interactive Associates and IVDS Partnership with financial affairs in conjunction with their successful bid to the Federal Communications Commission for licenses in the cities of Atlanta, Georgia, Minneapolis/St. Paul, Minnesota, and Kansas City, Missouri. Mr. Joffe served as the interim president of Madison Sports & Entertainment Group, Inc., a publicly held Utah corporation then headquartered in Fort Lauderdale, Florida, from September 1, 1994, until February 16, 1996, during which time he became its vice president and vice chairman, chief operating officer, treasurer and chief financial officer until he resigned. Since 1996, he has founded a boat financing company and joined NorthStar Capital ("NorthStar") as Managing Director. NorthStar is an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida that specializes in assisting small to mid-size private and publicly traded companies with business and financial planning, acquisition and divestiture, financial public relations and market position advice, and treasury services. Mr. Joffe served as a member of the Board of Directors of AmeriNet Group.com, Inc., (currently Fields Technologies, Inc.), a publicly held Delaware corporation from November 1998 to June 2001.

Edward C. Dmytryk, Director, President and Chief Executive Officer.

     Mr. Dmytryk, age 55, serves as a member of our Company's board of directors and as the president and chief executive officer since May 14, 2001. Mr. Dmytryk graduated summa cum laude from The Citadel, the Military College of South Carolina, in 1968 with a bachelor of science degree in business administration. From 1968 until 1973, Mr. Dmytryk served in the United States Air Force as a fighter and instructor pilot, attaining the rank of captain (regular United States Air Force). From 1973 until 1975, he served as a sales manager for Wulfsberg Electronics, Inc., a national avionics firm specializing in airborne radio telephone systems and headquartered in Overland Park, Kansas. From 1976 until 1981, he served as a regional sales manager for Polaroid Corporation a multi faceted imaging company headquartered in Cambridge, Massachusetts. From 1981 until 1985, he was vice president of sales for West Chemical, Inc., a company involved in the manufacture of animal health feed additives, pharmaceutical products, iodophor concentrates and specialty chemicals, headquartered in Princeton, New Jersey. From 1985 until 1986, he served as vice president for sales and marketing at Animed, Inc., a veterinary products manufacturing company specializing in sales to veterinarians, headquartered in Roslyn, New York. From 1987 until 1988, he was president of Mac's Snacks, Inc., the world's largest processor of pork rinds, headquartered in Grand Prairie, Texas. From 1988 until 1995, he served as the chief operating officer for Bollinger Industries, Inc., a fitness products manufacturer headquartered in Irvine, Texas. Since June 1990, he has been the owner and chief executive officer of Benchmark Industries, Inc., a metal fabrications company headquartered in Fort Worth, Texas. Since September 1999, he has served as the president of GNR Health Systems, Inc., a physical therapy products sales company located in Ocala, Florida. In addition, he currently serves as president and chief financial officer of Sohn, Inc., located in Roswell, Georgia, a company specializing in marketing, sales, and installing fitness products in the hospitality and apartment market (fitness centers in hotels, condominium complexes, and apartments throughout the United States.) From December 2000 to June 2001, he served as president and chief executive officer of AmeriNet Group.com, Inc., (currently Fields Technologies, Inc.), a publicly held Delaware corporation and as a member of its board of directors from 1999 to the present.

Charles J. Champion, Jr., Director, audit committee chair.

     Charles J. Champion, Jr., age 34, has served as a member of our Company's board of directors since January 12, 1999, and has the chairperson of our Company's audit committee since January 29, 1999. Mr. Champion graduated from Florida State University in 1988 with a bachelor's degree in political science. Following graduation, he joined the Champion Group of Companies, a family owned enterprise involved in the insurance and financial industries. In 1991, while continuing his association with the Champion Group of Companies, he became a vice president with Sunshine Securities Corporation, a licensed broker dealer in


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



securities and a member of the National Association of Securities Dealers, Inc. Mr. Champion purchased Sunshine Securities Corporation in 1996, at which time it became one of the Champion Group of Companies. He then became Sunshine Securities Corporation's president and its business capabilities were expanded to include practice as a registered investment advisor. Sunshine Securities Corporation's name was changed to Champion Capital Corporation on or about February 5, 2000. Mr. Champion holds a number of insurance and securities licenses, including series 7 and series 24 securities licenses. Mr. Champion served as a member of the board of directors of AmeriNet Group.com, Inc., (currently Fields Technologies, Inc.), a publicly held Delaware corporation from December 2000 to June 2001.

Vanessa H. Lindsey, vice-president, secretary and director.

     Vanessa H. Lindsey, age 30, was elected vice-president of our Company on June 14, 2001, has served as our Company's secretary and chief administrative officer since January 1999 and was elected as a member of its board of directors effective February 1, 2000. Mrs. Lindsey was employed by Accell Plumbing Systems, Inc., an Ohio corporation, as that company's office manager and bookkeeper from 1993 to 1995. Since 1995 she has been employed as the chief administrative officer of Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company engaged in providing diversified consulting services and in filing EDGARized documents for clients with the Commission. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, involved in the entertainment industry, in business and political consulting and as a licensed mortgage brokerage company, as its chief administrative officer and currently serves as its vice president and secretary. She is also the secretary and chief administrative officer for The Yankee Companies, Inc., which serves as a strategic consultant to our Company. Mrs. Lindsey held the position of secretary of The Marion County Libertarian Party and was the Campaign Treasurer for the Cyndi Calvo for State Senate, District 8 Campaign from 1998 to 2000. From November 11, 1999 to June 13, 2001, she served as secretary for AmeriNet Group.com, Inc.,(currently Fields Technologies, Inc.), a publicly held Delaware corporation, and served as a member of its board of directors from April 6, 2000 to June 13, 2001. Since January 2001, she has served as the secretary and as a member of the board of directors for Explorations Group, Inc., a Delaware corporation.

Robert S. Gigliotti, Director, audit committee member.

     Robert S. Gigliotti, age 53, served as our Company's secretary from November 10, 1997 until January 12, 1999, serves as a member of our board of directors since December 11, 1997 and as a member of our Company's audit committee since May 30, 2000. In 1970, Mr. Gigliotti received a bachelor's degree in business from Alma College, located in Alma, Michigan. He received his certified public accountant license in 1972 and joined the firm of Perrin, Fordree & Company, P.C. of Troy, Michigan in 1976 after six years in the tax department of the Detroit office of Arthur Andersen & Company. Mr. Gigliotti currently serves as the managing tax partner of Perrin, Fordree & Company. Mr. Gigliotti's specialties include estate and financial planning, franchising and corporate taxation.

Lawrence R. Van Etten, Director

     Mr. Van Etten, age 64,was elected as member of our Company's board of directors on May 31, 2000. Mr. Van Etten graduated from New York Military Academy, Cornwall On Hudson, New York in 1954 and attended Gettysburg College, Gettysburg, Pennsylvania from 1954 -1956 and Marist College, Poughkeepsie, New York from 1981-1982, He was employed by IBM from 1956 until 1987, during which time he held several senior management positions including Corporate Control Operations Manager, Corporate Scheduling Manager and Director of Logistics Special Processes. Since leaving IBM, Mr. Van Etten has served as an executive with several companies in the United States and Canada (Vice President - Remtec, Inc. Chambly, QC - Manufacturer of Refueling Vehicles 1987-1988; Vice President
- The Enterprise Group - Clearwater Florida - Development of New Business Opportunities 1993-1994; Vice President - International Digital Communications Systems, Inc. - Miami, FL - Telecommunications Sales - 1996-1998; President Techtel Communications, Inc., Pompano Beach, FL- CLEC Service Provider 1998 - 1999; and he owned and managed his own consulting company LVE & Associates - US & Canada - Several long term contracts with Toyada Gosei, Best Glove Canada, Remtec, Inc. Prestige Auto & Strategic Health Development Corporation). Much of Mr. Van Etten's recent work experience has dealt with business management systems, materials management, management development, personal computer application software and the Internet. From May 22, 2000 until December 22, 2000, Mr. Van Etten served as acting president and chief operating officer and until June 13, 2001 as a member of the board of directors of AmeriNet Group.com, Inc., (currently Fields Technologies, Inc.), a publicly held Delaware corporation.


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


Guillermo Calvo-Garavito, Director Nominee

     Mr. Calvo, age 74, has been nominated to serve as a member of our Company's board of directors. He received a degree in public accounting in 1945 from the Instituto de Comercio Tecnico of the University of Manizales in Colombia. From 1945 until 1949, he was employed as the loan and discount department manager for the Banco de Bogota, one of Colombia's largest banks. From 1949 until 1950, he was employed as the internal auditor for Companias Unidas de Transporte, a 31-branch transportation company headquartered in Bogota, Colombia. From 1950 until 1954, he was employed as the corporate accountant for Autoequipos Pelaes, C.A., a Venezuelan corporation, headquartered in Caracas, Venezuela, a consolidated group of companies engaged in the importation of automotive parts. From 1954 until 1955, Mr. Calvo served as assistant to the president of Salas & Co., a Venezuelan corporation headquartered in Caracas and engaged in the manufacture of spring mattresses, with responsibility for overall organization of the company. From 1955 until 1957, Mr. Calvo was employed as administrative manager for the Western part of Venezuela by International Basic Economy Corp., an American corporation controlled by Nelson Rockefeller, headquartered in Caracas, and engaged in the development and operation of supermarkets. From 1957 until 1970, Mr. Calvo was employed by Venezolana de Gas, S.A., a Venezuelan corporation headquartered in Caracas (and of its successor Protane Gas Corp., an Ohio corporation that acquired Venezolana de Gas, S.A. and changed its name to Ventane, C.A.) as manager for administration and structure, with responsibility for evaluation of all acquisition candidates. From 1970 until 1972, Mr. Calvo was employed by Banco Consolidado, a Venezuelan multi-bank organization (and later an affiliate of the Consolidated Bank organization in the United States) in Caracas, as assistant to the president, responsible for computerization of its operations, including a special sub-system for control of American Express credit cards, subsequently adapted for use in the United States. From 1972 until 1975, Mr. Calvo was engaged by Peat, Marwick, Mitchell & Co., certified public accountants with worldwide operations, as chief of its consulting group in Venezuela. From 1975 until 1980, Mr. Calvo served as president of Centro de Investigacion de Tecnicas Administrativas, C.A., a Venezuelan corporation, headquartered in Caracas, a management consulting firm engaged in the development of computer systems and educational programs. Since 1980, he has served as an independent management and business consultant and has been involved in the development and improvement of multi-operation proprietary business software capable of handling the financial data accumulation, organization and dissemination for operations with up to 900 different facilities or clients. Mr. Calvo serves clients including Portocarrero, Miranda & Asociados; Gualdron, Perez & Asociados; both certified public accountants in Caracas,Venezuela; Emboca, C.A. (the Coca Cola bottling company in Venezuela); and Ceramicas Terepaima, C.A, a ceramic products manufacturer in Sah Cristobal,Venezuela. Mr. Calvo helped develop the profession of systems engineering and was co-founder of the Systems & Procedures Association (later the Association for Systems Management) in Caracas, Venezuela, for which he served as president  from 1960 until 1964, and in 1964  organized,  promoted and directed the International Meeting of the Systems & Procedures Association. Since 1980, Mr. Calvo has served as a professor at several educational institutions in Venezuela, including the Universidad de Simon Bolivar; Universidad Andres Bello; Instituto de Procesamiento Electronico de Datos; and Centro de Investigacion de Tecnicas Administrativas. He has also been active in developing and addressing solutions to computerized systems, inventory control, and production planning and control.


      Colmena Corp. Information Statement, Dated November 19, 2001 Page 10

Family Relationships

     There are no family relationships among the current officers and directors of the Registrant. However, Mr. Guillermo Calvo-Garavito, a director nominee, is the father of William A. Calvo, III of Yankees, and the father, father-in- law and grandfather of beneficiaries of the Calvo Family Spendthrift Trust.

Involvement in Certain Legal Proceedings

     Based on information provided to our Company's general counsel, during the five year period ending on September 30, 2001, no current director, person nominated to become a director, executive officer, promoter or control person of our Company has been a party to or the subject of:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) Any conviction in a criminal proceeding or pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or,

(4) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to stockholder ratification, the board of directors, acting upon the recommendation of the audit committee, has reappointed the firm of Salberg & Company, P.A., Certified Public Accountants and Consultants, as independent accountants to examine our Company's financial statements for the fiscal year ending September 30, 2001. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting of Stockholders, in person or by proxy, and voting thereon. If this appointment is not ratified by stockholders, the audit committee may reconsider its recommendation.

     One or more representatives of Salberg & Company are expected to be at the Annual Meeting of Stockholders. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

CHARTER AMENDMENTS

     In conjunction with the implementation of our Company's proposed acquisition program, our Company's board of directors has determined that our Company should materially modify its certificate of incorporation in order to allow for a name more in line with our Company's activities as undertaken in the future, and to make it easier to make required changes in our Company's capitalization, in a manner minimizing applicable state corporate franchise taxes while permitting it to: engage in future acquisitions; comply with existing obligations to issue shares of its common stock to Yankees and to our Company's officers and directors; and in conjunction with proposed settlements of outstanding claims. Consequently, our Company's board of directors has adopted a resolution and declared its advisability, subject to ratification at the Annual Meeting of Stockholders, to amend our Company's certificate of incorporation.

     If the proposed amendments are ratified by the stockholders, Article III will be repealed and replaced limiting the purposes for which our Company is organized to clarify that such purposes include "any and all lawful business" except for specified regulated activities. Article IV will be repealed and replaced, modifying our Company's authorized capital. A new Article XI will be added authorizing our Company's board of directors, without further stockholder approval, to amend its certificate of incorporation from time to time for specified purposes. A new Article XII will be added pertaining to quorums for stockholder meetings. A new Article XIII will be added providing traditional Delaware corporate provisions pertaining to compromise and arrangement. Finally, a new Article XIV will be added providing


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



for the automatic expiration of the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors. As provided for in our Company's bylaws, resulting vacancies would be filled by the board of directors, with terms of replacement directors expiring at the conclusion of the next annual meeting of our Company's stockholders (following their election) subject to the election, qualification and assumption of office by their successors. The text of the proposed amendments is set forth below.

     Except for providing our Company's board of directors with the power to amend our Company's certificate of incorporation without further stockholder approval in order to change its name and to modify its capital structure, and restricting our Company from engaging in certain regulated activities, the foregoing amendments do not, in the opinion of our Company's management, involve any material matters. The amendment pertaining to change in capital is based on concerns over certain aspects of Delaware's corporate franchise taxes that penalize corporations for authorized but unissued securities and will permit our Company to increase its authorized capital as required to effect acquisitions, without maintaining a large quantity of authorized but unissued securities, or to expend funds on legal, auditing, printing, mailing and facilities required to conduct numerous stockholders meetings at which the only topics for action would be increases in authorized capital and possible name changes. The board of directors will take reasonable steps to ensure that any future amendment pursuant to proposed Article XI complies with then-current Delaware law. It is possible, however, that some of amendments permitted by proposed Article XI may never be able to be effected by the board of directors.

     The articles pertaining to capitalization and board amendments of our Company's certificate of incorporation without further stockholder approval make it potentially more difficult for a third party to take over our Company without the consent of its board of directors. Such provision, if employed by directors who did not have the best interests of our Company's stockholders at heart, or by directors who, while in good faith, were wrong about the best interests of our Company's stockholders, could deprive its stockholders of favorable business opportunities, while permitting the subject directors and our Company's management to remain entrenched in office. Our Company's board of directors believes that such risks are justified because such provision provides material assurances to companies acquired and personnel hired by our Company or its subsidiaries that they will be able to rely on the commitments made to them and to effectuate long-term plans, without undue concerns about disruptive short-term speculators.

     None of the provisions in the proposed amended or new articles are based on concerns over currently likely takeover attempts. Although our Company's officers and directors owe its stockholders strong fiduciary obligations, no assurances can be provided that in the future, unscrupulous or incompetent people will not abuse or misuse such powers, to the stockholders' detriment.

     If the proposed amendments are ratified by the stockholders, notwithstanding such authorization, the board of directors will be authorized, at any time prior to the effectiveness of the filing of the amendment with the Delaware secretary of state, to abandon such proposed amendment without further action by the stockholders.

Increase in Authorized Common Stock & Creation of a Class of Preferred Stock

     Our Company's board of directors believes that an immediate increase in authorized capital is necessary because our Company has issued all of its authorized capital stock during the past several years as payment for services rendered and to settle outstanding claims. It has commitments to Yankees, which has been our Company's principal funder for the past several years, requiring it to issue additional securities, which cannot be met without increasing its authorized capitalization. Yankees consented to such deficiency in order to permit our Company to use shares of its common stock reserved for issuance to Yankees for other purposes based on Yankees' belief that it owns an amount of common stock sufficient to cause the adoption of the charter amendments increasing the authorized capital. Our Company's board of directors also believes that it is critical for the authorized capital to be increased in order to implement an acquisition program and to continue to retain competent officers and directors, who, at present, can be compensated only through issuance of shares of our Company's capital stock. However, because the corporate franchise tax of the State of Delaware increases materially in proportion to the amount of a corporation's authorized but unissued capital stock; based on a recommendation by Yankees, our Company's board of directors has proposed amendments to our Company's certificate of incorporation, subject to stockholder ratification, to immediately increase the authorized capitalization to 650,000,000 shares of common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.001 par value (with attributes to be determined on a case-by-case basis by our Company's board of directors), and thereafter granting the board of directors authority to increase such capitalization in stages so that at all times relevant for purposes of determining the amount of corporate franchise tax



      Colmena Corp. Information Statement, Dated November 19, 2001 Page 12 payable, there be no more than 10,000,000 shares of capital stock authorized but unissued.

     The increase in our Company's authorized capitalization will greatly increase the probability that your percentage of ownership in our Company's common stock will be materially diluted. However, in the opinion of our Company's board of directors, no new operations can be acquired or personnel retained without issuance of additional Company securities and consequently, the board of directors has determined that it is more likely than not that while each current stockholder's percentage of ownership in our Company will be diluted, the value of such diluted interest is likely to be greater than if our Company's authorized capitalization were not increased.

TEXT OF PROPOSED CHARTER AMENDMENTS

     At the Annual Meeting of Stockholders, qualified stockholders will vote on adoption of amendments to our Company's certificate of incorporation as a result of which, the following articles will read as set forth herein:

     Article III:      Purposes:

          This Corporation is organized for the purpose of transacting any and all lawful business; provided, however, that it shall not:

          A. Engage in any activities that would subject it to regulation as an investment company under the Federal Investment Company Act of 1940, as amended, unless it shall have first qualified and elected to be regulated as a small business development company pursuant to Sections 54 et. seq., thereof, and limits its investment company activities to those permitted thereby; or

          B. Engage in any activities which would subject the Corporation to regulation as a broker dealer in securities subject to regulation under the Securities Exchange Act of 1934, as amended, or as an investment advisor subject to regulation under the Investment Advisors Act of 1940, as amended; or

          C. Engage in any other activities requiring the Corporation to comply with governmental registration and supervision, unless it has completed such registration and conducts itself in full compliance with such supervisory requirements.

     Article IV:       Capitalization

          The  capital  stock  of  this   Corporation   shall  be  divided  into
          660,000,000 shares, allocated as follows:

          A. 650,000,000 shares, with a par value of $0.01 per share, shall be designated as common stock.

          B. 10,000,000 shares shall be designated as preferred stock, $0.001 par value, with all preferences and characteristics to be determined by the Corporation's Board of Directors on a case-by-case basis, prior to issuance but subject to compliance with the requirements of Sections 103, 151 and 102(4) of the Delaware General Corporation Law.

     Article XI:       Amendments of Certificate by Board of Directors:

          The Corporation's Board of Directors is hereby authorized, without further stockholder approval, to amend this Certificate from time to time, in order to:

          A. Effect splits or reverse splits of the Corporation's common or preferred stock;

          B.   Increase the Corporation's authorized capital;



      Colmena Corp. Information Statement, Dated November 19, 2001 Page 13

          C. Decrease the Corporation's authorized capital, provided that such decrease may not affect any issued and outstanding shares; and

          D.   Change the name of the Corporation.

     Article XII:      Quorum:

          Unless otherwise provided for in the Corporation's bylaws, a majority of the shares entitled to vote, represented in person or by proxy, shall be required to constitute a quorum at a meeting of stockholders.

     Article XIII:     Compromise & Arrangement

          A. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the ap plication in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under
               Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.

          B. If a majority in number representing three fourths in value of the creditors or class of creditors or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to compromise or arrangement and to any reorganization of this Corporation as consequence of said compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     Article XIV       Accelerated Expiration of Term as Director

          Notwithstanding any other provisions in this Certificate of Incorporation or in the Corporation's bylaws to the contrary, the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors, or three (3) consecutive meetings of any committee on which such director serves as a member, during any term as director, shall be deemed to have expired on the last day of the month in which it can be determined that the requisite level of attendance is no longer achieved, and a new director shall be elected at the next regular or special meeting of the board of directors to fill the balance of the term of the director whose term has been deemed to expire.

PLANS OF COMPENSATION

Compensation of Members of Our Company's Board of Directors

     Based on a proposal by Yankees, subject to ratification by our Company's stockholders at the Annual Meeting of Stockholders for which this Information Statement has been prepared, the board of directors has passed a resolution providing that members of our Company's board of directors who are not provided other compensation by our Company's subsidiaries, be compensated for their services during the period ending on December 31, 2002, as follows:

* For basic service as a member of our Company's board of directors, 10,000 shares of our Company's common stock per month, which shall be deemed earned on the last day of the month served.

* For service on the audit or executive committee an additional 5,000 shares per month, which shall be deemed earned on the last day of the month served.



      Colmena Corp. Information Statement, Dated November 19, 2001 Page 14

* For service on any other committee an additional 2,500 shares per month, which shall be deemed earned on the last day of the month served.

* For service as the chair of the audit or executive committee an additional 2,000 shares per month, which shall be deemed earned on the last day of the month served.

* For service as the chair of any other committee an additional 1,000 shares per month, which shall be deemed earned on the last day of the month served.

* For attendance at any meeting of the board of directors or a committee thereof, in person, an additional 1,000 shares per meeting.

* For attendance at any meeting of the board of directors or a committee thereof, in any manner other than in person, an additional 500 shares per meeting.

     All of the foregoing compensation would require that the recipient comply on a timely basis with all personal reporting obligations to the Commission pertaining to his or her role with our Company and that the recipient serve in the designated position providing all of the services required thereby prudently and in good faith. In addition to the compensation described above, our Company's directors elected at the Annual Meeting of Stockholders will be entitled to the following contingent compensation and right to indemnification:

(1) In the event that a member of our Company's board of directors arranges or provides funding for our Company on terms more beneficial than those reflected in our Company's current principal financing agreements, copies of which are included among our Company's records available through the SEC's EDGAR web site, the director will be entitled, at his or her election, to either:

     (A)  A fee equal to 5% of such savings, on a continuing basis; or

     (B) If equity funding is provided through the director or any affiliates thereof, a discount of 5% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as free trading securities, or a discount of 25% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

     (C) If equity funding is arranged for our Company by the director and our Company is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the director will be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

(2) In the event that the director generates business for our Company, then, on any sales resulting therefrom, the director will be entitled to a commission equal to 5% of the net income derived by our Company therefrom, on a continuing basis.

(3) In the event that the director arranges for an acquisition by our Company, then the director will be entitled to compensation in an amount, in shares of our Company's common stock, equal to 5% of the net consideration paid by our Company for such acquisition, provided that if such compensation is payable to more than one person, than they shall share such compensation, pro rata, based on the nature of their entitlement to such compensation.

     Our Company will defend, indemnify and hold the members of its board of directors harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g., legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him or her in good faith on behalf of our Company, its affiliates or for other persons or entities at the request of the board of directors of our Company, to the fullest extent legally permitted, and in conjunction therewith will assure that all required expenditures are made in a manner making it unnecessary for the members of the board of directors to incur any out-of-pocket expenses; provided, however, that the director permits our



      Colmena Corp. Information Statement, Dated November 19, 2001 Page 15

Company to select and supervise all personnel involved in such defense and that the director waives any conflicts of interest that such personnel may have as a result of also representing our Company, their stockholders or other personnel, and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

     At Yankees' recommendation, the board of directors has also resolved that at such time as our Company has, on a consolidated basis, earned a net, after tax profit of at least $100,000 per quarter for four calendar quarters, our Company will:

* Obtain insurance to cover our Company's indemnification obligations, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our Company's liquidity at the time;

* Provide members of its board of directors who will not have overlapping coverage with health and life insurance coverage, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our Company's liquidity at the time; and

* Pay $500 per diem cash allowance for all meetings or functions attended in person rather than by telephone or similar means at the request of our Company to all members of the board of directors who are not also officers or employees of our Company or its subsidiaries.

     All of the foregoing are reflected in a form of "agreement to serve as a corporate director" that each director nominee will have signed prior to the Annual Meeting of Stockholders, except that the stock bonus provisions will not apply to the businesses that our Company intends to acquire within the next sixty days. Copies of the executed agreements will be filed as exhibits to our Company's quarterly report on Form 10-QSB or current report on Form 8-K first filed with the Commission following the Annual Meeting of Stockholders.

Non-Qualified  Stock  Option & Stock  Incentive Plan, Effective as of January 1,
2002

     At the Annual Meeting of Stockholders, our Company's stockholders will be asked to adopt a non-qualified stock option & stock incentive plan for the fiscal year starting on January 1, 2002, for use in compensating officers and employees of our Company and its subsidiaries (the "2002 Plan"). The 2002 Plan will be materially similar to our Company's Non-Qualified Stock Option & Stock Incentive Plan effective as of January 3 , 2000, a copy of which was filed on September 7, 2001 with the Commission as an exhibit to our report on Form 10-KSB for the year ended September 30, 1998, except that the number of shares that our board of directors has requested be reserved for issuance under the 2002 Plan will be 5,000,000.

     The purpose of the 2002 Plan will be to provide an adequate quantity of our common stock for currently unforseen opportunities involving future recruitment of personnel, and establishment of performance incentives for our current employees, to attract and retain quality personnel and to make association with our Company more attractive to potential acquisition candidates. However, none of the securities involved will be issued as consideration in conjunction with any acquisitions. A maximum of 5,000,000 shares of our Company's common stock would be reserved for use in conjunction with award of options under the 2002 Plan, and such common stock could either be issued from treasury shares, authorized but theretofore unissued shares, or shares purchased from current stockholders for such purpose. The 2002 Plan will be administered by a committee of our Company's board of directors comprised exclusively of outside directors (the "Committee"), as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and potential recipients will include directors, officers, key employees and consultants (other than consultants that would be ineligible for receipt of securities registered on Commission Form S-8 based on then-applicable rules adopted by the Commission) of our Company and its subsidiaries. Options issuable will be incentive stock options meeting the requirements of Section 422, et. seq. of the Code, or non-qualified stock options, with the attributes determined by the Committee. The adoption of the 2002 Plan will not restrict the ability of our Company's board of directors to authorize the issuance of securities, including stock options, outside the provisions of the 2002 Plan, on a case by case basis.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     No person who has been a member of our Company's board of directors or officer of our Company at any time since the beginning of the last fiscal year, has been nominated for election as a member of our Company's board of directors or who is an associate of any of the foregoing persons, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter


      Colmena Corp. Information Statement, Dated November 19, 2001 Page 16 to be acted upon, other than elections to office, except that all of the nominees for election as directors have an economic interest in the plan for directors compensation. No director of our Company has informed our Company in writing or otherwise that the director intends to oppose any action to be taken by our Company at the Annual Stockholders Meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Stockholders wishing to have a proposal included in our Company's 2002 information statement must submit the proposal so that our Company's secretary receives it no later than June 30, 2002. The Commission rules set forth standards as to what shareowner proposals are required to be included in an information statement. In addition, our Company's By-Laws require that any shareowner wishing to make a nomination for director, or wishing to introduce a proposal or other business, at a shareowner meeting must give our Company at least 60 days' advance written notice, and that notice must meet certain requirements set forth in our By-Laws. The foregoing requirement may be waived, on a case by case basis, at the stockholders meeting, as required to permit consideration of proposals submitted at the meeting by stockholders in attendance. Stockholders may request a copy of our By-Laws from the Corporate Secretary, Colmena Corp., Crystal Corporate Center; 2500 North Military Trail, Suite 225-C, Boca Raton, Florida 33431.

OTHER BUSINESS

     Our Company is not aware of any other matters that will be presented for shareowner action at the Annual Meeting of Stockholders.

By Order of the Board of Directors

November 19, 2001

                              /s/ Edward C. Dmytryk
                                Edward C. Dmytryk
                                    President



      Colmena Corp. Information Statement, Dated November 19, 2001 Page 17

                    Agreement to Serve as Corporate Director

     This agreement to serve as a corporate director (the "Agreement") is made and entered into by and between Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the
Securities  Act  of  1934,  as  amended   ("Colmena"  and  the  "Exchange  Act,"
respectively), and First&Middle&Name Last&Name, a Florida resident ("Mr. Last&Name").

                                    Preamble:

     Whereas, Mr. Last&Name either currently serves as a member of Colmena's board of directors or is to be nominated for election to Colmena's board of directors at the next annual meeting of Colmena's stockholders, currently scheduled for January 4, 2002 (the "Annual Meeting"); and

     Whereas, Colmena has required, as a condition to nomination for service on its board of directors, that all nominees by the current board of directors enter into a form of agreement that delineates Mr. Last&Name's rights, duties and responsibilities; and

     Whereas, the Parties agree that this Agreement provides important directives outlining the duties, obligations, responsibilities and rights that are expected by members of Colmena's board of directors and Mr. Last&Name desires to be elected as a member of Colmena's board of directors and to serve thereon in compliance with the requirements of this Agreement and Colmena's By-Laws:

     Now, Therefore, intending to be legally bound, the Parties agree that if Mr. Last&Name is elected as a member of Colmena's board of directors at the annual meeting of Colmena's shareholders for the current year, he will be bound by the following obligations and shall have the following rights:

                                   Witnesseth:

                                    Article I
                       Term, Renewals, Earlier Termination

1.1  Term.

(A) 1. Subject to the provisions set forth herein, the term of this Agreement shall be deemed to commence immediately following Mr. Last&Name 's election to Colmena's board of directors at the Annual Meeting and shall continue until the latter of January 4, 2003 or the election, qualification and assumption of office by Mr. Last&Name's successor as a member of Colmena's board of directors, unless earlier terminated as provided in Colmena's certificate of incorporation or bylaws, or as hereinafter set forth.

     2. Notwithstanding anything in this agreement to the contrary the term of this Agreement will terminate if Mr. Last&Name is not re-elected at the annual meeting of stockholders next following the Annual Meeting.

(B) In the event that Mr. Last&Name is reelected or otherwise serves as a member of Colmena's board of directors after the annual meeting of stockholders next following the Annual Meeting, then, unless a new agreement pertaining to his role as a member of Colmena's board of directors is entered into specifically superceding the provisions of this Agreement, this Agreement shall be deemed to remain in effect for so long as Mr. Last&Name serves as a member of Colmena's board of directors.

1.2  Earlier Termination.

(A) Colmena shall have the right to terminate this Agreement prior to the expiration of its Term, subject to the provisions of Section 1.3, for the following reasons:


      Colmena Corp. Information Statement, Dated November 19, 2001 Page 18

     (1)   For Cause:

           (a) Colmena  may  terminate  Mr.   Last&Name  's  rights  under  this
               Agreement at any time for cause.

           (b) Such termination shall be evidenced by written notice thereof to Mr. Last&Name , which notice shall specify the cause for termination.

           (c) For purposes hereof, the term "cause" shall mean:

               (i) The inability of Mr. Last&Name , through sickness or other incapacity, to discharge his duties under this Agreement for 30 or more consecutive days or for a total of 45 or more days in a period of twelve consecutive months;

              (ii) Dishonesty; theft; or conviction of a crime involving moral turpitude;

             (iii) Material default in the performance of his obligations, services or duties required under this Agreement or material breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach; or

              (iv)  Failure to perform his duties as specified  below in Section
                    2.1 (E).

     (2)  Discontinuance of Business:

          In the event that Colmena discontinues operating its business, this Agreement shall terminate as of the last day of the month on which Colmena ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of Colmena shall not be deemed a termination of its business.

     (3)  Death:

          This Agreement shall terminate immediately on Mr. Last&Name 's death; however, all accrued compensation at such time shall be promptly paid to Mr. Last&Name 's estate.

1.3  Final Settlement.

     Upon termination of this Agreement and payment to Mr. Last&Name of all amounts due him hereunder, Mr. Last&Name or his representative shall execute and deliver to Colmena on a form prepared by Colmena a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and shall forthwith tender to Colmena all records, manuals and written procedures, as may be required by Colmena for the continued conduct of its business.


                                   Article II
                       Performance of Duties as a Director

2.1  Performance of Duties

(A) Mr. Last&Name shall perform his duties as a director, including his duties as a member of any committee of Colmena's board of directors upon which he may serve, pursuant to the requirements set forth in Colmena's certificate of incorporation and By-Laws (its "Constituent Documents"), in good faith, in a manner he reasonably believes to be in the best interests of Colmena, and with such care as is legally required for members of boards of directors under the laws of the State of Delaware and the United States Securities and Exchange Commission, (the "Commission") unless a higher standard of care is specified in Colmena's Constituent Documents.


              Colmena Corp. Agreement to Serve as Director Page 19

(B) In performing his duties, Mr. Last&Name shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

     (1) One or more officers or employees of Colmena whom Mr. Last&Name reasonably believes to be reliable and competent in the matters presented;

     (2)  Legal counsel, public accountants or other persons as to matters which
          Mr.  Last&Name   reasonably   believes  to  be  within  such  persons'
          professional or expert competence; or

     (3) A committee of Colmena's board of directors upon which he does not serve, duly designated in accordance with a provision of Colmena's certificate of incorporation or By-Laws, as to matters within its designated authority, which committee Mr. Last&Name reasonably believes to merit confidence.

(C) Mr. Last&Name shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described in Section 2.1(B) to be unwarranted.

(D) If Mr. Last&Name is present at a meeting of Colmena's board of directors at which action on any corporate matter is taken, it shall be presumed that he assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

(E) If Mr. Last&Name is requested to provide comments on any corporate matters through a written request delivered by hand, mail, fax or e-mail, then, unless he affirmatively provides written comments thereto or specifies in a written response that he is unable or unwilling to provide comments thereto, he shall be presumed to have approved the matter as accurate, complete and not misleading, and if he has indicated his inability or unwillingness to comment on more than three occasions within any fiscal year, he shall be presumed to have refused to perform his duties as a member of Colmena's board of directors in a manner justifying his removal therefrom for cause under this Agreement.

2.2  Director Conflicts of Interest

(A) Neither Mr. Last&Name nor any affiliate of his will enter into any contract or other transaction with Colmena unless the fact of such relationship or interest is disclosed or known to Colmena's board of directors or committee which authorizes, approves or ratifies the contract or transaction and it is approved by a vote or consent sufficient for the purpose without counting the vote or consent of Mr. Last&Name ; and, if stockholder approval is required, the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent.

(B) Mr. Last&Name may be counted in determining the presence of a quorum at a meeting of Colmena's board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

2.3  Performance and Attendance

(A) Mr. Last&Name will serve on Colmena's board of directors, on Colmena's audit committee, as chairman, on Colmena's regulatory affairs committees, or on such committees of Colmena's board of directors as to which he is appointed and will discharge his duties thereunder in good faith, using his best efforts on behalf of Colmena and its stockholders.

(B) Mr. Last&Name shall use his best efforts to participate in a timely manner in all meetings of Colmena's board of directors or of committees thereof to which he has been appointed or elected, and if unavailable in person, to make arrangements to participate by teleconference or other legally available means.

(C) In the event that Mr. Last&Name fails to participate in a meeting of Colmena's board of directors or of committees thereof to which he has been appointed or elected, Mr. Last&Name shall promptly acquaint himself with all matters transacted at such meeting and if practical, shall provide the board of directors or committee involved with supplemental input and advice on all such matters, and if appropriate and possible, shall request reconsideration of any material matters as to which his participation would have affected the result of actions taken.



              Colmena Corp. Agreement to Serve as Director Page 20



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(D)  In the event that Mr.  Last&Name  misses  three (3) of the regular  monthly meetings of Colmena's board of directors, or three (3) consecutive special meetings of the board of directors, or three (3) consecutive meetings of any committee to which he has been appointed or elected, Mr. Last&Name will be deemed to have resigned from the board of directors prior to the expiration of the term of this Agreement based on an inability to dedicate required time to the affairs of Colmena, and this Agreement shall be presumptively be deemed the instrument of such resignation.

(E) Mr. Last&Name shall be responsible, together with the other members of the board of directors, for review and approval prior to filing of all data that Colmena is required to file with the Commission, with the United States Internal Revenue Service (the "Service") and with comparable state and local agencies.

(F) If a member of the regulatory affairs or audit committees, Mr. Last&Name shall be responsible for using reasonable efforts to assist its chairman to assure that Colmena and all of its subsidiaries develop and implement information gathering, retention and transmittal procedures that comply with all applicable legal and auditing requirements, that Colmena and its subsidiaries promptly transmit required data to Colmena's auditors and legal counsel and that Colmena's auditors and legal counsel prepare and pass upon materials that Colmena is required to file with the Commission or the Service, on a timely basis, adequate for review, comment and correction by all appropriate personnel, including management of Colmena and its subsidiaries, as well as the members of their boards of directors, attorneys and advisors, at least three business days prior to the legally mandated filing dates.

(G) If a member of the audit committee, Mr. Last&Name shall be responsible, together with the other members of the audit committee, for suggesting auditor candidates to Colmena's board of directors and stockholders and for rejecting any auditors that any member of the audit committee deems unsatisfactory based on their qualifications, reputation, prices or geographic location, provided that such member must specify in writing all reasons for such rejection and the committee, voting as a whole, must pass upon such rejection by majority vote, forwarding such result to the board of directors for appropriate action.

2.4  Resignation

     Unless he is the sole serving member of Colmena's board of directors, Mr. Last&Name may resign at any time by providing Colmena's board of directors with written notice indicating Mr. Last&Name's intention to resign and the effective date thereof; provided, however, that resignation, whether voluntary or presumptive (as provided above) shall result in a forfeiture of all rights to compensation under this Agreement, other than as to compensation that has accrued pursuant to the provisions of this Agreement.


                                   Article III
                                  Compensation


3.1  Director's

(A) Mr. Last&Name shall be compensated for his services as a member of Colmena's board of directors and committees, as follows:

     (1) (a) For basic service as a member of our Company's board of directors, 10,000 shares of our Company's common stock per month, which shall be deemed earned on the last day of the month served.

         (b) For service on the audit or executive committee an additional 5,000 shares per month, which shall be deemed earned on the last day of the month served.

         (c) For service on any other committee an additional 2,500 shares per month, which shall be deemed earned on the last day of the month served.



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         (d)   For service as the chair of the audit or  executive  committee an additional 2,000 shares per month, which shall be deemed earned on the last day of the month served.

         (e) For service as the chair of any other committee an additional 1,000 shares per month, which shall be deemed earned on the last day of the month served.

         (f) For attendance at any meeting of the board of directors or a committee thereof, in person, an additional 1,000 shares per meeting.

         (g) For attendance at any meeting of the board of directors or a committee thereof, in any manner other than in person, an additional 500 shares per meeting.

(B) The foregoing compensation will be subject to the condition precedent that Mr. Last&Name comply on a timely basis with all personal reporting obligations to the Commission pertaining to his role with Colmena and that Mr. Last&Name serve in the designated positions providing all of the services required thereby prudently and in good faith.

3.2  Contingent Compensation

     In addition to the compensation described above and in Section 3.1 (unless comparable compensation is provided for under the terms of a separate employment or consulting agreement):

(A) In the event that Mr. Last&Name arranges or provides funding for Colmena on terms more beneficial than those reflected in Colmena's current principal financing agreements, copies of which are included among Colmena's records available through the SEC's EDGAR web site, Mr. Last&Name shall be entitled, at his election, to either:

     (1)  A fee equal to 5% of such savings, on a continuing basis; or

     (2) If equity funding is provided through Mr. Last&Name or any affiliates of his, a discount of 5% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as free trading securities, or a discount of 25% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

     (3) If equity funding is arranged for Colmena by Mr. Last&Name and Colmena is not obligated to pay any other source of compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, Mr. Last&Name shall be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

(B) In the event that Mr. Last&Name arranges for an acquisition by Colmena, then Mr. Last&Name will be entitled to compensation in an amount, in shares of Colmena's common stock, equal to 5% of the net consideration paid by Colmena for such acquisition, provided that if such compensation is payable to more than one person, than they shall share such compensation, pro rata, based on the nature of their entitlement to such compensation.

(C) In the event that Mr. Last&Name generates business for Colmena, then, on any sales resulting therefrom, Mr. Last&Name shall be entitled to a commission equal to 5% of the net income derived by Colmena therefrom, on a continuing basis.

3.3  Exempt Nature of Securities to be Issued

     The securities to be issued as compensation under this Agreement (the "Securities") will be issued without registration under the provisions of
Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") pursuant to exemptions provided under Section 4(6) of the Act and comparable provisions of the Florida Act;


              Colmena Corp. Agreement to Serve as Director Page 22



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(A)  Mr.  Last&Name  shall be  responsible  for preparing and filing any reports concerning this transaction with the Commission and with Florida Division of Securities, and payment of any required filing fees (none being expected);

(B) All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Securities Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Colmena, is provided to Colmena's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

(C) Colmena's transfer agent shall be instructed not to transfer any of the Securities unless the General Counsel for Colmena advises it that such transfer is in compliance with all applicable laws;

(D) Mr. Last&Name is acquiring the Securities for his own account, for investment purposes only, and not with a view to further sale or distribution; and

(E) Mr. Last&Name or his advisors have examined information concerning Colmena contained on the Commission's Internet web site at www.sec.gov, in the EDGAR archives, as well as Colmena's books and records and have questioned Colmena's officers and directors as to such matters involving Colmena as Mr. Last&Name deemed appropriate.

3.4  Indemnification.


     Colmena will defend, indemnify and hold Mr. Last&Name harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g., legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of Colmena, its affiliates or for other persons or entities at the request of the board of directors of Colmena, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for Mr. Last&Name to incur any out of pocket expenses; provided, however, that Mr. Last&Name permits Colmena to select and supervise all personnel involved in such defense and that Mr. Last&Name waives any conflicts of interest that such personnel may have as a result of also representing Colmena, its stockholders or other personnel and agrees to hold Colmena harmless from any matters involving such representation, except such as involve fraud or bad faith.


                                  Article Four
                                Special Covenants

4.1  Confidentiality.

     Mr. Last&Name acknowledges that, in and as a result of his duties hereunder, he will be developing for Colmena, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as Colmena's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by Colmena, Mr. Last&Name hereby covenants and agrees that he shall not, at anytime during or following the terms of his service as a member of Colmena's board of directors, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his association with Colmena or its affiliates.

4.2  Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Colmena as a result of a breach by Mr. Last&Name of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Colmena's interests, Mr. Last&Name hereby covenants and agrees that Colmena shall have the following additional rights and remedies in the event of a breach or threatened breach hereof:

(A) Mr. Last&Name hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in this Article Four; and



              Colmena Corp. Agreement to Serve as Director Page 23



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(B)  Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Colmena may sustain prior to the effective enforcement of such injunction, Mr. Last&Name hereby covenants and agrees to pay over to Colmena, in the event he violates the covenants and agreements contained in this Article Four, the greater of:

     (1) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

     (2) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Colmena as a result of such violation. The Parties agree that such liquidated damages are not intended as the exclusive remedy available to Colmena for any breach of the covenants and agreements contained in this Article Four prior to the issuance of an injunction, and the Parties recognize that the only adequate remedy to protect Colmena from the injury caused by such breach would be injunctive relief.


4.3  Cumulative Remedies.

     Mr.  Last&Name  hereby  irrevocably  agrees that the remedies  described in
Section 4.2 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which Colmena is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4  Acknowledgment of Reasonableness.

     Mr. Last&Name hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Colmena, its officers, other directors and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Mr. Last&Name hereby covenants, agrees and directs such court to substitute a reasonable, judicially enforceable limitation in place of any limitation deemed unenforceable, and Mr. Last&Name hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, Mr. Last&Name hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5  Unauthorized Acts.

     Mr. Last&Name hereby covenants and agrees that he will not do any act or incur any obligation on behalf of Colmena of any kind whatsoever, except as expressly authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action.

4.6  Covenant not to Disparage

     Mr. Last&Name hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about Colmena, its constituent members, or its officers, directors, stockholders, employees, agent or affiliates, whether related to the business of Colmena, to other business or financial matters or to personal matters.



              Colmena Corp. Agreement to Serve as Director Page 24

                                    Article V
                  Agreement to Comply with Legal Restrictions.

5.1  Colmena Securities.

(A) Mr. Last&Name is the record and beneficial owner of the Colmena securities shown on the signature page hereto, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances; does not beneficially own any other Colmena securities; and has full power and authority to make, enter into and carry out the terms of this Agreement.

(B) Mr. Last&Name agrees that any Colmena securities that he purchases or with respect to which he otherwise acquires record or beneficial ownership after the date of this Agreement ("New Colmena Securities") shall be subject to the terms and conditions of this Agreement to the same extent as if they were owned prior to the effective date of this Agreement.

(C) Mr. Last&Name has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform all of the obligations hereunder.

(D) Mr. Last&Name has no present plan or intention (a "Plan") to sell, transfer, exchange, pledge or otherwise dispose of, including by means of a distribution by a partnership to its partners, or a corporation to its stockholders, or any other transaction which results in a reduction in the risk of ownership (any of the foregoing being hereinafter referred to generically as a "Sale") of any of the Colmena securities that Mr. Last&Name currently owns or may acquire during the term of this Agreement, or any securities that may be paid as a dividend or otherwise distributed thereon with respect thereto or issued or delivered in exchange or substitution therefor.

(E) If any of Mr. Last&Name's representations in this Agreement cease to be true at any during the term of this Agreement, Mr. Last&Name will deliver to Colmena's general counsel a written statement to that effect, specifying the nature of the change signed by Mr. Last&Name.

5.2  Transfer or Encumbrance.

(A) Mr. Last&Name agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber Mr. Last&Name 's Colmena securities or any New Colmena Securities acquired or to make any offer or agreement relating thereto during the time that Mr. Last&Name serves on Colmena's board of directors and for an additional period of 90 days after the Term of this agreement, except:

     (1) During such periods following the filing by Colmena of reports with the Commission as may be determined by the regulatory compliance committee of Colmena's board of directors to provide current information required to avoid violation of restrictions under the Securities Act and the Exchange Act against trading on inside information.

     (2)  In full compliance with the requirements of:

          (a) Rule 144 promulgated by the Commission under authority granted by the Securities Act;

          (b)  Sections   13D  and  16(a)  of  the   Exchange   Act,   including
               requirements pertaining to timely filing of Commission Forms 3, 4 and 5 or Schedule 13-D; and

     (3)  In  full  compliance  with  the  procedures   established  by  Colmena
          (including requirements imposed upon its transfer agent) to assure compliance with the foregoing.

(B) No transactions permitted pursuant to Section 5.2(A) shall be effected until:

     (1) Legal counsel representing Mr. Last&Name (which legal counsel is reasonably satisfactory to Colmena), shall have advised Colmena in a written opinion letter satisfactory to Colmena and Colmena's legal counsel, and upon which Colmena and its legal counsel may rely, that no registration under the Securities Act is required in connection


              Colmena Corp. Agreement to Serve as Director Page 25 with the proposed sale, transfer or other disposition and that all requirements under the Exchange Act, including Sections 13 and 16 thereof have been complied with; or

     (2) A registration statement under the Securities Act covering the Colmena's stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the Commission and made effective under the Securities Act; or

     (3) An authorized representative of the Commission shall have rendered written advice to Mr. Last&Name (sought by Director-Nominee or Director-Nominee's legal counsel, with a copy thereof and all other related communications delivered to Colmena) to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated; or

     (4)  Colmena's  general  counsel  and  president  shall  have  specifically consented to the transaction in writing pursuant to authority delegated in a specific resolution of the regulatory affairs committee of Colmena's board of directors.

(C) Mr. Last&Name also understands and agrees that stop-transfer instructions will be given to Colmena's transfer agent with respect to certificates evidencing his Colmena securities and that there will be placed on the certificates evidencing his Colmena securities legends stating in substance: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(1), 3(b) or 4(2) of such act, and comparable state law provisions or they have been held by a person deemed a control person under Commission Rule 144 and subject to reporting obligations under Section 13D of the Exchange Act and to reporting obligations and trading restrictions under Section 16(a) of the Exchange Act. These securities may not be transferred, pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction, and, all required reports pertaining thereto, including Commission Forms 3, 4, 5 and 144 and Commission Schedule 13D have been filed with the Commission."

5.3  No Proxy Solicitations.

     Mr.Last&Name will not, and will not permit any entity under his control to:

(A) Solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to any meetings of Colmena's stockholders;

(B) Initiate a stockholders' vote or action by consent of Colmena stockholders with respect to any stockholders' action; or

(C) Become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Colmena.

5.4  No Limitation on Discretion as Director.

     This Article Five is intended solely to apply to the exercise by Mr. Last&Name in his individual capacity of rights attaching to ownership of the Colmena securities, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of Mr. Last&Name with respect to, any action which may be taken or omitted by him acting in his fiduciary capacity as a member of Colmena's board of directors or any committee thereof.



              Colmena Corp. Agreement to Serve as Director Page 26

                                   Article VI
                                  Miscellaneous

6.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                               To Mr. Last&Name :
               At the contact information provided in Section 6.19

                                   To Colmena:
                                 Colmena Corp..
               2500 North Military Trail, Suite 225-D; Boca Raton,
        Florida 33431 Telephone (561) 998-2031, Fax (561) 998-3425; and,
                     e-mail administration@colmenacorp..com;
             Attention: Edward C. Dmytryk, President; with a copy to

                                 General Counsel
                                  Colmena Corp.
                   1941 Southeast 51st Terrace; Ocala, Florida
            34471 Telephone (352) 694-6661, Fax (352) 694-1325; and,
                     e-maillegal@yankeecompanies.com and to

                           The Yankee Companies, Inc.
        2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail lenny@yankeecompanies.com;
                   Attention: Leonard Miles Tucker, President

     or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that the Yankee Companies, Inc., a Florida corporation ("Yankees") serves as a strategic consultant to Colmena and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

     (2) Because of the inherent conflict of interests involved, Yankees has recommended to all of the Parties that they retain retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

     (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at that Party's own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Colmena's general counsel, who has reviewed, approved and caused modifications on behalf of Colmena, from representing anyone other than Colmena in this transaction.

6.2  Amendment.

(A) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(B) This Agreement may not be modified without the consent of a majority in interest of Colmena's stockholders.

6.3  Merger.

(A) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.



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(B)  All prior  agreements  whether written or oral, are merged herein and shall be of no force or effect.

6.4  Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

6.5  Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

6.6  Governing Law.

     This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware, except for any choice of law provisions that would result in the application of the law of another jurisdiction, and except for laws involving the fiduciary obligations of Colmena's officers and Director-Nominees, which shall be governed under Florida law.

6.7  Third Party Reliance.

     Legal counsel to and accountants for the Parties shall be entitled to rely upon this Agreement.

6.8  Venue.

     Any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

6.9  Litigation.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, proceedings and appeals, whether or not formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1)  (a)  First,   the  issue  shall  be  submitted  to  mediation   before
               Mediation, Inc., a mediation service in Broward County, Florida, to be selected by lot from four alternatives to be provided, two by Colmena and two by Mr. Last&Name .

          (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute, then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from four alternatives to be provided, two by Colmena and two by Mr. Last&Name.

     (3)  (a)  Expenses of mediation shall be borne by Colmena, if successful.



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          (b)  Expenses of mediation, if unsuccessful,  and of arbitration shall be borne by the Party against whom the arbitration decision is rendered.

          (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and of arbitration shall be borne equally by the Parties.

6.10  Benefit of Agreement.

(A) This Agreement may not be assigned by Mr. Last&Name without the prior written consent of Colmena.

(B) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

6.11  Interpretation.

(A) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

(B) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(C) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(D) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns, or the context may require.

(E) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

6.12  Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, receipts, records and other documents as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

6.13  Status.

     Nothing in this Agreement shall be construed or shall constitute an agency, employment, partnership, or joint venture relationship.

6.14  Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Commission.





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6.15  License.

(A) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(B) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


6.16  Waiver.

     No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

6.17  Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

6.18  Consultation with Counsel.

     Mr. Last&Name has carefully read this Agreement and discussed its requirements and other applicable limitations upon the sale, transfer or other disposition of Colmena securities to the extent he felt necessary with his own legal counsel.

6.19  Information Concerning Mr. Last&Name's Share Ownership.

(A)  Colmena securities beneficially owned by Mr. Last&Name:

     (1)  ___________ shares of Colmena common stock; and

     (2) ___________ shares of Colmena common stock subject to options, warrants or other rights; and

     (3)  ___________  other Colmena  securities,  as specifically  described in exhibit 6.19 annexed hereto and made a part hereof, if any.

(B)  (1)  Domicile Address: __________________________________________________
                                            Street address
          ____________________________________________________________________
          City                              Zip code

     (2)  Telephone:__________________________________________________________

          fax and e-mail: ____________________________________________________




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     In Witness Whereof, Mr. Last&Name and Colmena have caused this Agreement to be executed by themselves or their duly authorized respective officers, effective as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:

----------------------------


----------------------------                       ----------------------------
                                                   First&Middle&LastName
Dated:   January 4, 2002

                                                         Colmena Corp.
----------------------------


____________________________              By:      ____________________________
                                                   Edward C. Dmytryk, President
         (Corporate Seal)

                                          Attest:  ____________________________
                                                   Vanessa H. Lindsey, Secretary

Dated:   January 4, 2002



              Colmena Corp. Agreement to Serve as Director Page 31



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